EXHIBIT 10.6

                        FORM OF STOCK PURCHASE AGREEMENT

                            STOCK PURCHASE AGREEMENT

                                     BETWEEN

                           HAMILTON-BIOPHILE COMPANIES

                                       AND

                          BRAMPTON CREST HOLDINGS, LLC

                                       AND

                               GREGORY F. GILBERT


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                            STOCK PURCHASE AGREEMENT

     This STOCK PURCHASE AGREEMENT (the "Agreement") is made and entered by and among Hamilton-Biophile Companies, a corporation organized and existing under the laws of the State of Nevada ("Ham-Bio" or the "Company") and Gregory F. Gilbert and Brampton Crest Holdings, LLC, a Florida limited liability company and any affiliated entities ("Brampton" or the "Purchasers")

                             PRELIMINARY STATEMENT:

     WHEREAS, the parties intend to memorialize the transfer of a controlling interest in Ham-Bio to the Purchasers; and

     WHEREAS, the Company, either directly or indirectly, wished to transfer or issue shares of common stock of the Company such that control of Ham-Bio shall be with the Purchaser and issue Warrants to Purchase Common Stock of the Company, in exchange for certain consideration as described herein; and

     WHEREAS, Brampton desires to purchase such shares of common stock of the Company such that control of Ham-Bio shall be with the Purchaser and purchase Warrants to Purchase Common Stock of the Company upon the terms and subject to the conditions set forth herein.

     NOW, THEREFORE, in consideration of the mutual covenants and premises contained herein, and for other good and valuable consideration, the receipt and adequacy of which are hereby conclusively acknowledged, the parties hereto, intending to be legally bound, agree as follows:

                                    ARTICLE I

                   SALE AND PURCHASE OF HAM-BIO'S COMMON STOCK
                               AND PURCHASE PRICE

     SECTION 1.1 SALE OF HAM-BIO STOCK. Upon the terms and subject to the conditions set forth in this Agreement, and in accordance with applicable law, at the Closing on the Closing Date (as those terms are defined in Section 2.1 hereof), the Company shall sell, assign, transfer, convey and deliver to Purchaser, and Purchaser agrees to purchase and acquire shares of common stock of the Company and the Company shall issue Warrants to Purchase Common Stock of the Company as described herein.

     SECTION 1.2 BANKRUPTCY. The Company will cause the dismissal of the Chapter 11 status. The Plan submitted to the Court for the Bankruptcy shall include a


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provision  that provides for the issuance to Brampton or individuals or entities designated by Brampton to be granted an aggregate of forty million (40,000,000) shares of common stock expressly designated by the Court as free trading (the "Ham-Bio Stock"). The forty million (40,000,000) shares of common stock shall represent not less than 96% of the issued and outstanding shares of the common stock of Ham-Bio, fully diluted (excluding the issuance of the warrants herein) as of the Closing. In the case that the shares represent less than 96% of the issued and outstanding shares of the common stock of Ham-Bio, fully diluted (excluding the issuance of the warrants herein) as of the Closing, the number of shares issued shall be increased to bring the total to 96%.

     SECTION 1.3 WARRANTS The Company shall issue forty million (40,000,000) warrants to purchase shares of common stock for up to three years from the date of issuance to Brampton or individuals or entities designated by Brampton such that one Warrant shall be exercisable for one shares of common stock. The exercise price of the warrant will be $0.001 cent per share.

     SECTION 1.4 ADDITIONAL SHARES The Company or its shareholders shall cause to be transferred to Brampton or individuals or entities designated by Brampton Four Hundred Thousand (400,000) shares of common stock, such shares to be aged for a minimum of over one year.

     SECTION 1.5 PURCHASE PRICE. The purchase price (the "Purchase Price") to be paid by the Purchaser to the for Ham-Bio Stock is Fifty Thousand Dollars ($50,000) to be disbursed after the Closing (as defined herein) and to be used expressly for satisfaction of the outstanding debts of the Company. Such purchase price shall be reserved for the outstanding debts of the Company by Brampton. Any liabilities arising prior to the Closing (as defined herein) shall be the responsibility of Gregory F. Gilbert.

                                   ARTICLE II

                     CLOSING DATE AND DELIVERIES AT CLOSING

     SECTION 2.1 CLOSING DATE The closing of the transactions contemplated by this Agreement (the "Closing"), unless expressly determined herein, shall be held at the offices of Joseph I. Emas at 10:30 A.M. local time, within five (5) days of the Effective Date (as defined in Section 6.5), or on such other date and at such other place as may be mutually agreed by the parties, including closing by facsimile with originals to follow. The date of the Closing is sometimes referred to herein as the "Closing Date." If payment pursuant to
Section 1.5 is not reserved or the provisions of any of Section 1.2 through 1.4 or pursuant to Section 2.2 is not made, then either party may deem this Agreement null and void, effective immediately

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     SECTION 2.2 DELIVERIES BY HAM-BIO.  In addition to and without limiting any other provision of this Agreement, Ham-Bio agrees to deliver, or cause to be delivered, to Purchaser, at or prior to Closing, the following:

     (a) A Bankruptcy Plan ratified by the Bankruptcy Court granting the Ham-Bio Stock in the form required pursuant to Section 1.2 herein;

     (b)  The Ham-Bio Stock;

     (c)  The Warrants required by Section 1.3; and

     (d)  The Additional Shares required by Section 1.4; and

     (e) All corporate and other records of Ham-Bio held by Gregory F. Gilbert and the Company including but not limited to, minute books, stock books and registers, books of account, leases and contracts; and

     (f) An Assignment and Assumption Agreement, requiring Gregory F. Gilbert to retain responsibility for all liabilities of the Company incurred by the Company prior to the Closing, except for the initial liabilities of the Company incurred by the Company up to $50,000; and

     (g)  Confirmation that the reverse stock split has been finalized; and

     (h) Such other documents or certificates as shall be reasonably requested by the Purchaser or its counsel.

     SECTION 2.3 DELIVERIES BY PURCHASER. In addition to and without limiting any other provision of this Agreement, the Purchaser agrees to deliver, or cause to be delivered, to the Company and Gregory F. Gilbert, at or prior to Closing, the following:

     (a) The Purchase Price required to be reserved on or before Closing pursuant to Section 1.2 hereof; and

     (b) Such other documents or certificates as shall be reasonably requested by the Company and Gregory F. Gilbert or their respective counsel.

     SECTION 2.4 FURTHER ASSURANCES. The Company and Gregory F. Gilbert and the Purchaser shall, upon request, on or after the Closing Date, cooperate with each other by furnishing any additional information, executing and delivering any additional documents and/or other instruments and doing any and all such things as may be reasonably required by the parties or their counsel to consummate or otherwise implement the transactions contemplated by this Agreement.


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                                   ARTICLE III

                    REPRESENTATIONS AND WARRANTIES OF HAM-BIO
                             AND GREGORY F. GILBERT

     The Company and Gregory F. Gilbert jointly and severally represent and warrant to Purchaser (which warranties and representations shall survive the Closing regardless of what examinations, inspections, audits and other investigations the Purchaser has heretofore made or may hereinafter make with respect to such warranties and representations) as follows:

     SECTION 3.1 ORGANIZATION AND QUALIFICATION. Ham-Bio is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada, and has the requisite corporate power and authority to own, lease and operate its properties and to carry on its business as it is now being conducted and is duly qualified to do business in any other jurisdiction by virtue of the nature of the businesses conducted by it or the ownership or leasing of its properties, except where the failure to be so qualified will not, when taken together with all other such failures, have a material adverse effect on the business, operations, properties, assets, financial condition or results of operation of Ham-Bio and its subsidiaries taken as a whole. (Any such material adverse effect being hereinafter referred to as "Company Material Adverse Effect").

     SECTION 3.2 ARTICLES OF INCORPORATION AND BY-LAWs. The complete and correct copies of Ham-Bio's Articles of Incorporation and By-Laws, as amended or restated to date provided to Purchaser are a complete and correct copy of such document as in effect on the date hereof and as of the Closing Date.

     SECTION 3.3 CAPITALIZATION. The authorized capital stock of Ham-Bio consists of 60,000,000 shares of common stock, no par value, of which 15,000,000 is issued and outstanding. All shares of capital stock have been duly authorized and are validly issued, and are fully paid and no assessable, and free of preemptive rights. All shares of capital stock to be issued hereunder will, once issued, be duly authorized and are validly issued, and are fully paid and no assessable, and free of preemptive rights.

     SECTION 3.4 AUTHORITY. Ham-Bio has all requisite corporate power and authority, and Gregory F. Gilbert has full power, to execute and deliver this Agreement, to perform his obligations hereunder and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement by Ham-Bio and Gregory F. Gilbert and the consummation of the transactions contemplated hereby have been duly authorized by all necessary corporate action and no other corporate proceedings on the part of Ham-Bio is necessary to authorize this Agreement or to consummate the transactions contemplated hereby except as disclosed in this Agreement. This Agreement has been duly executed and delivered by Ham-Bio and Gregory F. Gilbert and constitutes the legal, valid and


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binding obligation of Ham-Bio and Gregory F. Gilbert enforceable against Ham-Bio and Gregory F. Gilbert in accordance with its terms.

     SECTION 3.5 NO CONFLICT; REQUIRED FILINGS AND CONSENTS. The execution and delivery of this Agreement by Ham-Bio and Gregory F. Gilbert does not, and the performance by Ham-Bio and Gregory F. Gilbert of their respective obligations hereunder will not: (i) conflict with or violate the Articles of Incorporation or By-Laws of Ham-Bio; (ii) conflict with, breach or violate any federal, state, foreign or local law, statute, ordinance, rule, regulation, order, judgment or decree (collectively, "Laws") in effect as of the date of this Agreement and applicable to Ham-Bio and Gregory F. Gilbert ; or (iii) result in any breach of, constitute a default (or an event that with notice or lapse of time or both would become a default) under, give to any other entity any right of termination, amendment, acceleration or cancellation of, require payment under, or result in the creation of a lien or encumbrance on any of the properties or assets of Ham-Bio pursuant to, any note, bond, mortgage, indenture, contract, agreement, lease, license, permit, franchise or other instrument or obligation to which Ham-Bio is a party or by Ham-Bio or any of its properties or assets is bound. Excluding from the foregoing are such violations, conflicts, breaches, defaults, terminations, accelerations, creations of liens, or incumbency that would not, in the aggregate, have a Company Material Adverse Effect.

     SECTION 3.6 COMPLIANCE WITH APPLICABLE LAWS. Ham-Bio is not in violation of, or, to the knowledge of Ham-Bio or Gregory F. Gilbert is under investigation with respect to or has been given notice or has been charged with the violation of any Law of a governmental agency, except for violations which individually or in the aggregate do not have a Company Material Adverse Effect.

     SECTION 3.7 BROKERS. Except for two finders, of which the fees shall be the responsibility of Brampton following the Closing and provided this Agreement is not terminated prior to the Closing, no broker, finder or investment banker is entitled to any brokerage, finder's or other fee or commission in connection with the transactions contemplated by this Agreement based upon arrangements made by or on behalf of Ham-Bio or Gregory F. Gilbert .

     SECTION 3.8 LITIGATION. To the knowledge of Ham-Bio and Gregory F. Gilbert, no litigation, claim, or other proceeding before any court or governmental agency is pending or threatened against Ham-Bio.

     SECTION 3.9 FULL DISCLOSURE. No representation or warranty made by Ham-Bio or Gregory F. Gilbert in this Agreement and no certificate or document furnished or to be furnished to the Purchaser pursuant to this Agreement contains or will contain any untrue statement of a material fact, or omits or will omit to state a material fact necessary to make the statements contained herein or therein not misleading.


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                                   ARTICLE IV

            REPRESENTATIONS, WARRANTIES AND COVENANT OF THE PURCHASER

     The Purchaser represents and warrants to Gregory F. Gilbert (which warranties and representations shall survive the Closing regardless of what examinations, inspections, audits and other investigations Gregory F. Gilbert has heretofore made or may hereinafter make with respect to such warranties and representations) as follows:

     SECTION 4.1 ORGANIZATION AND QUALIFICATION. The Purchaser is duly organized, validly existing and in good standing under the laws of the Province or State of Incorporation, and has the requisite corporate power and authority to own, lease and operate its properties and to carry on its business as it is now being conducted.

     SECTION 4.2 AUTHORITY. The Purchaser has all requisite corporate power and authority to execute and deliver this Agreement, to perform the obligations hereunder and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement by the Purchaser and the consummation of the transactions contemplated hereby have been duly authorized by all necessary corporate action and no other corporate proceedings on the part of the Purchaser is necessary to authorize this Agreement or to consummate the transactions contemplated hereby. This Agreement has been duly executed and delivered by the Purchaser and constitutes the legal, valid and binding obligation of Purchaser enforceable against the Purchaser in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium, or other similar laws affecting the enforcement of creditors' rights generally and general principles of equity.

     SECTION 4.3 NO CONFLICT; REQUIRED FILINGS AND CONSENTS. The execution and delivery of this Agreement by the Purchaser does not, and the performance by the Purchaser of its obligations hereunder will not: (i) conflict with or violate the Articles of Organization or Operating Agreement of the Purchaser; or (ii) conflict with, breach or violate any Laws in effect as of the date of this Agreement and applicable to the Purchaser.

     SECTION 4.4 SUCCESSORS, ASSIGNS AND DESIGNEES. Purchaser makes no representations or warranties about any of its stockholders, successors, assigns and/or designees who may receive or become the beneficiary of any of the rights and/or obligations set forth hereunder.

     SECTION 4.5 BROKERS. No broker, finder or investment banker is entitled to any brokerage, finder's or other fee or commission in connection with the transactions contemplated by this Agreement based upon arrangements made by or on behalf of the Purchaser.


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     SECTION 4.6 FULL  DISCLOSURE.  No  representation  or warranty  made by the
Purchaser in this Agreement and no certificate or document furnished or to be furnished to Ham-Bio or Gregory F. Gilbert pursuant to this Agreement contains or will contain any untrue statement of a material fact, or omits or will omit to state a material fact necessary to make the statements contained herein or therein not misleading.

     SECTION 4.7 POST-CLOSING COVENANT. The Purchaser agrees that the assets and liabilities of Ham-Bio's business as it exists now and as it will exist (specifically excluding any business and cash integrated into the Company by the Purchaser, which includes the purchase price of the Warrants herein) will be exchanged for the shares of a newly formed subsidiary of Ham-Bio. This will be accomplished under a bulk sale filing in Nevada, so as to complete the transfer of both assets and liabilities to a wholly owned subsidiary. In addition, the management of Ham-Bio, as it currently exists, shall be the management of subsidiary. The formation of the subsidiary shall take place within sixty (60) days of the Closing so that the subsidiary will have the business of the Company when all bulk sales notices are completed. At any time after the transfer of assets and liabilities to the Subsidiary, the Board of Directors of Ham-Bio shall have the right, but not the duty, to cause a complete severance of the Company from the subsidiary. At such time, the Board of Directors of Ham-Bio shall deliver the shares of common stock of the subsidiary it has been holding, pro rata to the owners of record of Ham-Bio prior to the Effective Date as a dividend. Ham-Bio shall have the right to the benefits of any NOL at that time unless other provisions of this agreement are met.

The consequence of the "Termination of Subsidiary Status" is that the current business of Ham-Bio shall be in a sole and separate entity, controlled by the current management of the current business of Ham-Bio, for the benefit of the current shareholders of Ham-Bio until such shareholders take their shares upon the termination of subsidiary status.

If Ham-Bio chooses to use the NOL arising from the current business of the Company, it shall compensate the subsidiary with an additional equity interest in Ham-Bio, granted up to a maximum of 5% of the issued and outstanding common stock of Ham-Bio as of the date of termination of the subsidiary status, and based on the value received by Ham-Bio of the NOL.


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                                    ARTICLE V

                         CONDITIONS PRECEDENT TO HAM-BIO
                      AND GREGORY F. GILBERT`s OBLIGATIONS

     The obligation of Ham-Bio and Gregory F. Gilbert to consummate the transactions contemplated hereby shall be subject to the fulfillment, on or prior to Closing Date, of the following conditions:

     SECTION 5.1 NO TERMINATION. This Agreement shall not have been terminated pursuant to Article 7 hereof.

     SECTION 5.2 REPRESENTATIONS TRUE AND CORRECT. The representations and warranties of the Purchaser contained in this Agreement shall be true and correct in all material respects on and as of the Closing Date with the same force and effect as if made on as of the Closing Date.

     SECTION 5.3 COMPLIANCE WITH COVENANTS. Purchaser shall have performed and complied in all material respects with all covenants, agreements, and conditions required by this Agreement to be performed or complied by it prior to or at the Closing Date.

     SECTION 5.4 NO ADVERSE PROCEEDINGS. On the Closing Date, no action or proceeding shall be pending by any public authority or individual or entity before any court or administrative body to restrain, enjoin, or otherwise prevent the consummation of this Agreement or the transactions contemplated hereby or to recover any damages or obtain other relief as a result of the transactions proposed hereby.

                                   ARTICLE VI

                 CONDITIONS PRECEDENT TO PURCHASER'S OBLIGATIONS

     The   obligation  of  the   Purchasers  to  consummate   the   transactions
contemplated hereby shall be subject to the fulfillment, on or prior to Closing Date unless specified otherwise, of the following conditions:

     SECTION 6.1 NO TERMINATION. This Agreement shall not have been terminated pursuant to Article 7 hereof.

     SECTION 6.2 REPRESENTATIONS TRUE AND CORRECT. The representations and warranties of Ham-Bio and Gregory F. Gilbert contained in this Agreement shall be true and correct in all material respects on and as of the Closing Date with the same force and effect as if made on as of the Closing Date.


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     SECTION 6.3 COMPLIANCE WITH COVENANTS. Ham-Bio and Gregory F. Gilbert shall have performed and complied in all material respects with all covenants, agreements, and conditions required by this Agreement to be performed or complied by it prior to or at the Closing Date.

     SECTION 6.4 NO ADVERSE PROCEEDINGS. On the Closing Date, no action or proceeding shall be pending by any public authority or individual or entity before any court or administrative body to restrain, enjoin, or otherwise prevent the consummation of this Agreement or the transactions contemplated hereby or to recover any damages or obtain other relief as a result of the transactions proposed hereby.

     SECTION 6.5 ADDITIONAL ACTS BY THE HAM-BIO PRIOR TO THE CLOSING DATE. Prior to the Closing Date, Ham-Bio and Gregory F. Gilbert shall have satisfied and delivered all their obligations pursuant to Section 2.2 herein. The date upon which satisfaction of the above is acknowledged by the Purchaser shall be the "Effective Date". Ham-Bio and Gregory F. Gilbert must comply with all the obligations pursuant to Section 2.2 herein; substantial compliance is not acceptable and Purchaser shall not be liable for any obligation to Ham-Bio and Gregory F. Gilbert in the case of less than full and complete compliance.

     In addition, Ham-Bio shall have completed a one for ten reverse stock split (resulting in approximately 1,600,000 share of common stock issued and outstanding), the cost and expense of which shall be borne by Gregory F. Gilbert. In the event that this Agreement is terminated, Ham-Bio and Gregory F. Gilbert agree and acknowledge that the Purchaser shall have no liability or obligations as a result of the reverse stock split.

                                   ARTICLE VII

                        TERMINATION, AMENDMENT AND WAIVER

     SECTION 7.1 TERMINATION. This Agreement may be terminated at any time prior to the Effective Time:

     (a)  by mutual written consent of Purchaser and Gregory F. Gilbert ;

     (b) by the Purchaser upon a material breach of any representation, warranty, covenant or agreement on the part of the Purchaser set forth in this Agreement, or the Purchaser upon a material breach of any representation, warranty, covenant or agreement on the part of Ham-Bio or Gregory F. Gilbert set forth in this Agreement, or if any representation or warranty of Ham-Bio or Gregory F. Gilbert or Purchaser, respectively, shall have become untrue, in either case such that any of the conditions set forth in Article V or Article VI hereof would not be satisfied (a "Terminating Breach"), and such breach


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          shall,  if capable of cure,  not have been cured  within ten (10) days
          after   receipt  by  the  party  in  breach  of  a  notice   from  the
          non-breaching party setting forth in detail the nature of such breach; or

     (c)  by the Purchaser, if the Effective Date is after October 15, 2003.

     SECTION 7.2 EFFECT OF TERMINATION. In the event of the termination of this Agreement pursuant to Section 7.1 hereof, there shall be no liability on the party of Ham-Bio, Gregory F. Gilbert or Purchaser or any of their respective officers, directors, agents or other representatives and all rights and obligations of any party hereto shall cease, except as expressed herein.

     SECTION 7.3 AMENDMENT. This Agreement may be amended by the parties hereto any time prior to the Closing Date by an instrument in writing signed by the parties hereto.

     SECTION 7.4 WAIVER. At any time prior to the Closing Date, Ham-Bio or the Purchaser, as appropriate, may: (a) extend the time for the performance of any of the obligations or other acts of other party or; (b) waive any inaccuracies in the representations and warranties contained herein or in any document delivered pursuant hereto which have been made to it or them; or (c) waive compliance with any of the agreements or conditions contained herein for its or their benefit. Any such extension or waiver shall be valid only if set forth in an instrument in writing signed by the party or parties to be bound hereby.

                                  ARTICLE VIII

                               GENERAL PROVISIONS

     SECTION 8.1 TRANSACTION COSTS. Except as otherwise provided herein, each of the parties shall pay all of his or its costs and expenses (including attorney fees and other legal costs and expenses and accountants' fees and other accounting costs and expenses) incurred by that party in connection with this Agreement.

     SECTION 8.2 INDEMNIFICATION. Gregory F. Gilbert agrees to defend and hold the Purchaser and Ham-Bio (following the Closing Date) and its officers and directors harmless against and in respect of any and all claims, demands, losses, costs, expenses, obligations, liabilities or damages, including interest, penalties and reasonable attorney's fees, that it shall incur or suffer, which arise out of, result from or relate to any breach of this Agreement or failure by Gregory F. Gilbert to perform with respect to any of its representations, warranties or covenants contained in this Agreement or in any exhibit or other instrument furnished or to be furnished under this Agreement.


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     SECTION  8.3  INDEMNIFICATION.  The  Purchaser  agrees to  defend  and hold
Gregory F. Gilbert harmless against and in respect of any and all claims, demands, losses, costs, expenses, obligations, liabilities or damages, including interest, penalties and reasonable attorney's fees, that it shall incur or suffer, which arise out of, result from or relate to any breach of this Agreement or failure by the Purchaser to perform with respect to any of its representations, warranties or covenants contained in this Agreement or in any exhibit or other instrument furnished or to be furnished under this Agreement.

     SECTION 8.4 NOTICES. All notices and other communications hereunder shall be in writing and shall be deemed to have been given (i) on the date they are delivered if delivered in person; (ii) on the date initially received if delivered by facsimile transmission followed by registered or certified mail confirmation; (iii) on the date delivered by an overnight courier service; or
(iv) on the third business day after it is mailed by registered or certified mail, return receipt requested with postage and other fees prepaid, to the addresses provided by each party to the other parties.

     SECTION 8.5 HEADINGS. The table of contents and headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

     SECTION 8.6 SEVERABILITY. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of law or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party. Upon such determination that any such term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner to the end that the transactions contemplated hereby are fulfilled to the extent possible.

     SECTION 8.7 ENTIRE AGREEMENT. This Agreement (together with the Schedules, Exhibit, certificates and documents referred to herein) constitute the entire agreement of the parties and supersede all prior agreements and undertakings, other than the Confidentiality Letters, both written and oral, between the parties, or any of them, with respect to the subject matter hereof.

     SECTION 8.8 BINDING EFFECT. All the terms and provisions of this Agreement, whether so expressed or not, shall be binding upon, inure to the benefit of, and be enforceable by the parties and their respective administrators, executors, legal representatives, heirs, successors and assignees.

     SECTION 8.9 PREPARATION OF AGREEMENT. This Agreement shall not be construed more strongly against any party regardless of who is responsible for its


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


preparation. The parties acknowledge each contributed and is equally responsible for its preparation.

     SECTION 8.10 GOVERNING LAW. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Florida, without giving effect to applicable principles of conflicts of law.

     SECTION 8.11 PREPARATION AND FILING OF TAX RETURNS AND SECURITIES AND EXCHANGE COMMISSION FILINGS. Gregory F. Gilbert shall reasonably assist and cooperate with the Purchaser in the preparation of all the federal, state and local tax returns of Ham-Bio and all filings with the Securities and Exchange Commission after the Closing Date due after the Closing Date relating to periods prior to the Closing Date. After the Closing Date, the decision on whether to file short period returns up to the Closing Date or for a period other than Ham-Bio's current consolidated tax year, shall be made at the sole discretion of the Purchaser.

     SECTION 8.12 FURTHER ASSURANCES, COOPERATION. Each party shall, upon reasonable request by the other party, execute and deliver any additional documents necessary or desirable to complete the merger pursuant to and in the manner contemplated by this agreement. The parties hereto agree to cooperate and use their respective best efforts to consummate the transactions contemplated by this agreement.

     SECTION 8.13 SURVIVAL The representations, warranties, covenants and agreements made herein shall survive the Closing of the transaction contemplated hereby.

     SECTION 8.14 THIRD PARTIES Nothing in this Agreement, whether express or implied, is intended to confer any rights or remedies under or by reason of this Agreement on any persons other than the parties hereto and their respective administrators, executors, legal representatives, heirs, successors and assignees. Nothing in this Agreement is intended to relieve or discharge the obligation or liability of any third persons to any party to this Agreement, nor shall any provision give any third persons any right of subrogation or action over or against any party to this Agreement.

     SECTION 8.15 FAILURE OR INDULGENCE NOT WAIVER; REMEDIES CUMULATIVE. No failure or delay on the part of any party hereto in the exercise of any right hereunder shall impair such right or be construed to be a waiver of, or acquiescence in, any breach of any representation, warranty, covenant or agreement herein, nor shall nay single or partial exercise of any such right preclude other or further exercise thereof or of any other right. All rights and remedies existing under this Agreement are cumulative to, and not exclusive of, any rights or remedies otherwise available.


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


     SECTION 8.16 COUNTERPARTS. This Agreement may be executed in one or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original, but all of which taken together shall constitute one and the same agreement.


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


     IN WITNESS WHEREOF, Purchaser, Gregory F. Gilbert, and Ham-Bio have as of the date first written above executed this Agreement.

PURCHASERS                                    HAM-BIO


Brampton Crest Holdings, LLC                  Ham-Bio Development Corporation

----------------------------                  -------------------------------
By:                                           By:
----------------------------                  -------------------------------
Title:                                        Title:
----------------------------                  -------------------------------


                                              -------------------------------
                                              Gregory F. Gilbert


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